                             UNITED  STATES
                 SECURITIES  AND  EXCHANGE  COMMISSION

                      WASHINGTON,  DC  20549


                              FORM  8-K

                           CURRENT  REPORT

          PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE
               SECURITIES  EXCHANGE  ACT  OF  1934



  DATE  OF  REPORT  (DATE  OF  EARLIEST  EVENT  REPORTED):  AUGUST  17,  1998


                		 NATIONSBANK AUTO OWNER TRUST 1996-A
                		 -----------------------------------
        		(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




        	UNITED STATES
         OF AMERICA                333-03557-03           56-6486468
         ----------                ------------           ----------
        (STATE OR OTHER         	  (COMMISSION FILE       (IRS EMPLOYER
       	JURISDICTION OF         	  NUMBER)                IDENTIFICATION NO.)
        INCORPORATION


                           NATIONSBANK AUTO OWNER TRUST 1996-A
                               TRANSAMERICA SQUARE
                                  NC1-021-03-07
                             401 NORTH TRYON STREET
                        CHARLOTTE, NORTH CAROLINA  28255
                                 (704) 386-5000


                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ----------------------------------------

     REGISTRANT'S  TELEPHONE  NUMBER  INCLUDING  AREA  CODE:  (704)  386-5000

ITEM  5.      OTHER  EVENTS
              -------------

          THE  REGISTRANT  HEREBY  INCORPORATES  BY  REFERENCE  THE  INFORMATION
          CONTAINED  IN  EXHIBIT  99 HERETO  IN  RESPONSE  TO  THIS  ITEM 5.


ITEM  7.      FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS
              ------------------------------------------------------------------

(C)     EXHIBITS

99 MONTHLY SERVICERS CERTIFICATE FOR NATIONSBANK, N.A. NATIONSBANK AUTO OWNER TRUST 1996-A

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                       NATIONSBANK AUTO OWNER TRUST 1996-A
                       -----------------------------------
                                   (REGISTRANT)



DATED:  August 28, 1998            BY:  /S/  SUZANNE  W.  CASTLEBERRY
                                        -----------------------------
                                   NAME:     SUZANNE  W.  CASTLEBERRY
                                   TITLE:     VICE  PRESIDENT
                                   NATIONSBANK,  N.A.
                                   (DULY  AUTHORIZED  OFFICER)

                                INDEX TO EXHIBITS
                                -----------------



EXHIBIT
NUMBER                         EXHIBIT
------                         -------

99          MONTHLY  SERVICERS  CERTIFICATE  FOR  NATIONSBANK,  N.A.
NATIONSBANK  AUTO  OWNER  TRUST  1996-A

[TYPE]   EX-99
                              MONTHLY SERVICERS CERTIFICATE
                               SERVICER: NATIONSBANK, N.A.
                           NATIONSBANK AUTO OWNER TRUST 1996-A





                                                    Collection Period          July 1998
                                                     Determination Date          8/10/98
                                                           Deposit Date          8/14/98
                                                      Distribution Date          8/17/98


POOL BALANCE
Pool Balance on the close of the last day of the preceding               676,355,507.73
Collection Period
Less:  Collections and Liquidation Proceeds allocable to Principal        41,854,360.68
Purchase Amount allocable to Principal                                             0.00
Realized Losses                                                            1,026,026.24
                                                                       -----------------
Pool Balance on the close of the last day of the Collection Period       633,475,120.81
Collections allocable to Principal received from Collection Period up to and including  the Second Business Day immediately
 preceding the  Current Determination Date                                 7,514,794.95
                                                                       -----------------
Pool Balance as of the Second Business Day immediately preceding
the Current Determination Date                                           625,960,325.86
Original Pool Balance                                                  2,136,187,667.91
Pool Factor                                                                  29.3026842%

                                    Beginning           End
                                    of Period        of Period
                                     ---------        ---------
Portfolio Balances and Pool Factors
Class A-1 Note Balance                        -               -
Class A-1 Pool Factor                 0.0000000       0.0000000
Class A-2 Note Balance                        -               -
Class A-2 Pool Factor                 0.0000000       0.0000000
Class A-3 Note Balance           323,367,799.67  280,047,657.95
Class A-3 Pool Factor                 0.7070884       0.6123629
Class A-4 Note Balance           175,000,000.00  175,000,000.00
Class A-4 Pool Factor                 1.0000000       1.0000000
Class B-1 Certificate Balance     96,129,000.00   96,129,000.00
Class B-1 Pool Factor                 1.0000000       1.0000000
Class B-2 Certificate Balance     74,783,667.91   74,783,667.91
Class B-2 Pool Factor                 1.0000000       1.0000000

Weighted Average Coupon                              10.3484000%
Weighted Average Original Term                             61.9
Weighted Average Remaining Term                            28.1






COLLECTIONS
Interest:
Collections and Liquidation Proceeds allocable to interest            6,013,647.46
Recoveries                                                              246,415.72
Purchase Amount allocable to Interest                                         0.00
                                                                     -------------
Total Interest Collections                                            6,260,063.18
Advances for the related Distribution Date                              846,531.83
Less:  Outstanding Advances to be reimbursed                          1,049,410.36
                                                                     -------------
Available Interest                                                    6,057,184.65

Principal:
Collections and Liquidation Proceeds allocable to Principal
 (for the Collection Period)                                         41,854,360.68
Purchase Amount allocable to Principal  (for the Collection                   0.00
Period) Collections allocable to Principal received up to
 and including the immediately preceding the Current
   Determination Date                                                 7,514,794.95
Less:   Prior Month Collections allocable to Principal up to and
   including the Second Business Day immediately preceding the
   Current Determination Date                                         7,075,040.15
                                                                     -------------
Available Principal                                                  42,294,115.48

Available Funds                                                      48,351,300.13
Regular Principal (equals Available Principal plus Realized Losses)  43,320,141.72



REQUIRED DISTRIBUTABLE AMOUNTS
Reimbursement of Outstanding Advances on Defaulted Receivables           49,196.06
Servicing Fee (inc. unpaid amount from prior periods)                   563,629.59
Noteholder Amounts
Class A-1 Monthly Interest                                                    0.00
Class A-1 Interest Carryover Shortfall                                        0.00
                                                                     -------------
Total                                                                         0.00

Class A-2 Monthly Interest                                                    0.00
Class A-2 Interest Carryover Shortfall                                        0.00
                                                                     -------------
Total                                                                         0.00

Class A-3 Monthly Interest                                            1,717,891.44
Class A-3 Interest Carryover Shortfall                                        0.00
                                                                     -------------
Total                                                                 1,717,891.44

Class A-4 Monthly Interest                                              966,145.83
Class A-4 Interest Carryover Shortfall                                        0.00
                                                                     -------------
Total                                                                   966,145.83

Total Accrued Note Interest                                           2,684,037.27

Class A-1 Monthly Principal                                                   0.00
Class A-1 Principal Carryover Shortfall                                       0.00
                                                                     -------------
Total                                                                         0.00

Class A-2 Monthly Principal                                                   0.00
Class A-2 Principal Carryover Shortfall                                       0.00
                                                                     -------------
Total                                                                         0.00

Class A-3 Monthly Principal                                          43,320,141.72
Class A-3 Principal Carryover Shortfall                                       0.00
                                                                     -------------
Total                                                                43,320,141.72

Class A-4 Monthly Principal                                                   0.00
Class A-4 Principal Carryover Shortfall                                       0.00
                                                                     -------------
Total                                                                         0.00

Total Noteholders' Principal Payment Amount                          43,320,141.72

Certificateholder Amounts
Class B-1 Monthly Interest                                              540,725.63
Class B-1 Interest Carryover Shortfall                                        0.00
                                                                     -------------
Total                                                                   540,725.63

Class B-2 Monthly Interest                                              428,448.10
Class B-2 Interest Carryover Shortfall                                        0.00
                                                                     -------------
Total                                                                   428,448.10

Total Accrued Certificate Interest                                      969,173.73

Class B-1 Monthly Principal                                                   0.00
Class B-1 Principal Carryover Shortfall                                       0.00
                                                                     -------------
Total                                                                         0.00

Class B-2 Monthly Principal                                                   0.00
Class B-2 Principal Carryover Shortfall                                       0.00
                                                                     -------------
Total                                                                         0.00

Total Certificateholders' Principal Distribution Amount                       0.00

Total required distributable amount                                  47,586,178.37
Less: Total Available Funds                                          48,351,300.13
                                                                     -------------
Net Available Funds   (Shortfall) Excess                                765,121.76
Withdrawal from Reserve Account (If Shortfall)                                0.00
Deposit to Reserve Account (If Excess)                                  765,121.76


DISTRIBUTIONS
Deposit to the Collection Account
Available Interest                                                    6,057,184.65
Available Principal                                                  42,294,115.48
Withdrawal from Reserve Account                                               0.00
Less:  Amounts to be withheld by Servicer
  a)   Reimbursement of Outstanding Advances on
         Defaulted Receivables                                           49,196.06
  b)   Servicing Fee                                                    563,629.59
                                                                     -------------
Net Deposit to Collection Account                                    47,738,474.48

Deposit to Note Payment Account
Class A-1 Interest Distribution                                               0.00
Class A-2 Interest Distribution                                               0.00
Class A-3 Interest Distribution                                       1,717,891.44
Class A-4 Interest Distribution                                         966,145.83
Class A-1 Principal Distribution                                              0.00
Class A-2 Principal Distribution                                              0.00
Class A-3 Principal Distribution                                     43,320,141.72
Class A-4 Principal Distribution                                              0.00
                                                                     -------------
Total Deposit to Note Payment Account                                46,004,178.99

Deposit to Certificate Distribution Account
Class B-1 Interest Distribution                                         540,725.63
Class B-2 Interest Distribution                                         428,448.10
Class B-1 Principal Distribution                                              0.00
Class B-2 Principal Distribution                                              0.00
                                                                     -------------
Total Deposit to Certificate Distribution Account                       969,173.73

Deposit to Reserve Account                                              765,121.76

SPECIFIED  RESERVE  ACCOUNT  BALANCE
GREATER  OF:
(I) Sum of:
(a) Percentage applicable times                                                   4.00%
      Pool Balance as of the last day of the prior Collection
      Period less Principal collected up to and including the
      second Business Day preceding the most recent
     Determination Date                                                 625,960,325.86    25,038,413.03
                                                                        ---------------
      and,
(b) Specified Interest Reserve Amount  (Three months                                       2,907,521.17
                                                                                         ---------------
          interest on the Certificates if Notes are Outstanding)                          27,945,934.20
       and
(II) Lesser of:
(a) $26,702,346.                                                                          26,702,346.00
      and
(b) Aggregate outstanding Note Principal Balance and
      Aggregate sum of Certificate Balances                                              625,960,325.86

Specified Reserve Account Balance                                                         27,945,934.20

RESERVE ACCOUNT RECONCILIATION
Beginning Balance  (Initial Balance is 2.5% of Original Pool
 Balance)                                                                                 49,757,153.90
Deposit from Available Interest and Available Principal                                      765,121.76
Investment Earnings                                                                          219,666.56
Less:
Accrued and unpaid Servicing Fees                                                                  0.00
Amounts to be distributed to Securityholders'                                                      0.00
                                                                                         ---------------
Balance                                                                                   50,741,942.22
Less: Withdrawal by holder of Contingent Payment Right of
     Excess of Reserve Account Balance Over Specified Reserve
     Account Balance                                                                      22,796,008.02
                                                                                         ---------------
Ending Balance                                                                            27,945,934.20


Interest Reserve Amount                                                                    2,907,521.17
Available Reserve Amount                                                                  25,038,413.03




INSTRUCTIONS TO THE TRUSTEE

Amount to be deposited from the Collection Account into
the NotePayment Account                                                                   46,004,178.99

Amount to be deposited from the Collection Account into the
Certificate  Distribution Account                                                            969,173.73

Amount to be deposited from the Collection Account into the
Reserve Account                                                                              765,121.76

Amount to be deposited from the Reserve Account to the account of the
  holder of the Contingent Payment Right                                                  22,796,008.02

Amount to be deposited from the Reserve Account into the
       Collection Account                                                                          0.00

NET LOSS AND DELINQUENCY ACTIVITY

Realized Losses                                                                            1,026,026.24
Net Loss Ratio (annualized)
For the current Collection Period                                                                  1.43%
For the preceding Collection Period                                                                1.19%
For the second preceding Collection Period                                                         1.49%
                                                                                         ---------------
Average Net Loss Ratio (Specified Reserve Account
Balance increases if greater than 1.50%)                                                           1.37%

Delinquency Analysis
                                                                            Number of        Principal
                                                                              Loans            Balance
                                                                        ---------------  ---------------
   30 to 59 days past due                                                         2216    18,285,496.32
   60 to 89 days past due                                                          464     4,043,277.78
   90 or more days past due                                                        379     3,238,157.77
                                                                        ---------------  ---------------
Total                                                                             3059    25,566,931.87

Collateral Repossessed and Held by the Trust (included in above
Delinquency Amounts)                                                               235     2,107,535.74


Delinquency Ratio including Repossessions
For the current Collection Period                                                                  1.15%
For the preceding Collection Period                                                                1.05%
For the second preceding Collection Period                                                         0.96%
                                                                                         ---------------
Average Delinquency Ratio (Specified Reserve Account
Balance increases if greater than 1.25%)                                                           1.05%

Loss and Delinquency Trigger Indicator                                                               NO

Equity Percentage                                                                                 31.77%

Repurchased Receivables                                                                            0.00